                                                                   EXHIBIT 99.2

($ in millions)


                                                               Guidance                                        Growth
                                                               --------                                        ------
                                                    Q4 '00        2000        2001        2002     '99-'00     '00-'01     '01-'02
                                                    ------        ----        ----        ----     -------     -------     -------
REVENUE -- OPERATING BUSINESSES
     USA Network                                   $   195     $   801     $   850     $   965           6%          6%         14%
     SCI FI                                             80         278         325         390          40%         17%         20%
     Studios USA, net                                  120         421         530         670          21%         26%         26%
                                                   -------     -------     -------     -------     -------     -------     -------
   a   Cable and studios                               395       1,501       1,705       2,025          15%         14%         19%
     Electronic retailing - domestic                   450       1,521       1,700       2,010          14%         12%         18%
   b Electronic retailing - Germany                     65         227         275         340          36%         21%         24%
                                                   -------     -------     -------     -------     -------     -------     -------
       Electronic retailing - operating                515       1,748       1,975       2,350          17%         13%         19%
     Ticketing                                         130         526         570         625          19%          8%         10%
     Hotel reservations                                 88         316         442         600          95%         40%         36%
   c Teleservices                                       67         277         383         450          28%         38%         17%
     Other                                              --           2          --          --         -77%         nm          nm
                                                   -------     -------     -------     -------     -------     -------     -------
        SUBTOTAL                                     1,195       4,370       5,075       6,050          20%         16%         19%

REVENUE -- EMERGING BUSINESSES
   f Online city guides and related                     22          81         100         135         122%         24%         35%
   b Electronic retailing - other international         12          22          35          50         150%         57%         43%
     Internet commerce                                   6          25          60         100         -28%        136%         67%
     Electronic commerce services                       11          27          65          95          32%        144%         46%
   d Broadcasting                                        6          20          30          50         128%         53%         67%
   e Filmed entertainment                               15          81         120         125          -2%         49%          4%
     Emerging networks                                   3          16          30          55        1235%         89%         83%
                                                   -------     -------     -------     -------     -------     -------     -------
        Subtotal                                        75         271         440         610          41%         62%         39%

                                                   =======     =======     =======     =======     =======     =======     =======
     TOTAL REVENUE                                 $ 1,270     $ 4,641     $ 5,515     $ 6,660          21%         19%         21%
                                                   =======     =======     =======     =======     =======     =======     =======

EBITDA -- OPERATING BUSINESSES
     USA Network                                   $   100     $   390     $   440     $   505          25%         13%         15%
   g SCI FI                                             28         100         130         180          44%         31%         38%
     Studios USA, net                                   15          50          55          70          -5%          9%         27%
                                                   -------     -------     -------     -------     -------     -------     -------
   a   Cable and studios                               143         540         625         755          24%         16%         21%
     Electronic retailing - domestic                    74         236         275         325          10%         17%         18%
   b Electronic retailing - Germany                      7          24          30          35          46%         27%         17%
                                                   -------     -------     -------     -------     -------     -------     -------
       Electronic retailing - operating                 81         260         305         360          12%         17%         18%
     Ticketing                                          25         104         115         130          11%         11%         13%
     Hotel reservations                                 14          49          69          93         100%         41%         35%
   c Teleservices                                       11          44          61          77          43%         40%         26%
     Corporate and other                                (8)        (46)        (35)        (35)        -27%         24%          0%
                                                   -------     -------     -------     -------     -------     -------     -------
        SUBTOTAL                                       266         950       1,140       1,380          22%         20%         21%

EBITDA -- EMERGING BUSINESSES
   f Online city guides and related                    (16)        (64)        (50)         (5)         -5%         22%         90%
   b Electronic retailing - other international         (3)        (10)        (20)        (15)       -132%        -91%         25%
     Internet commerce                                  (9)        (44)        (20)         (5)         19%         54%         75%
     Electronic commerce services                       (6)        (26)         (5)          5        -972%         81%         nm
   d Broadcasting                                      (18)        (59)        (55)        (50)        -23%          7%          9%
   e Filmed entertainment                               (9)        (15)        (25)        (20)         nm         -67%         20%
     Emerging networks                                   0          (5)         (5)        (10)        -54%         -9%       -100%
                                                   -------     -------     -------     -------     -------     -------     -------
        Subtotal                                       (61)       (223)       (180)       (100)        -33%         19%         44%

                                                   =======     =======     =======     =======     =======     =======     =======
     TOTAL EBITDA                                  $   205     $   727     $   960     $ 1,280          19%         32%         33%
                                                   =======     =======     =======     =======     =======     =======     =======

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($ in millions)

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

                                                           Guidance
                                                           --------
                                            Q4 '00     2000       2001        2002
                                            ------     ----       ----        ----

P&L:
     Total EBITDA                          $   205    $   727    $   960    $ 1,280

     Amortization of goodwill                 (122)      (405)      (520)      (520)
     Depreciation and other amortization       (44)      (166)      (180)      (200)
     Interest income / (expense)               (15)       (45)       (60)       (60)
     Other income / (expense)                    0        (25)       (45)       (35)
                                           -------    -------    -------    -------
       Pre-tax net income / (loss)              24         86        155        465

     Income tax expense                        (35)       (95)      (120)      (304)
     Minority interest expense                 (60)      (157)      (275)      (490)
                                           =======    =======    =======    =======
       Net income / (loss)                 $   (71)   $  (166)   $  (240)   $  (329)
                                           =======    =======    =======    =======

     Average shares outstanding                370        370        380        390
                                           =======    =======    =======    =======
     EPS - diluted                         $ (0.19)   $ (0.45)   $ (0.63)   $ (0.84)
                                           =======    =======    =======    =======

FULLY CONVERTED EPS:
     Pre-tax net income / (loss)           $    24    $    86    $   155    $   465

     Income tax expense                        (85)      (237)      (320)      (420)
     Minority interest expense                  17         82         50         30
                                           =======    =======    =======    =======
       Net income / (loss)                 $   (44)   $   (70)   $  (115)   $    75
                                           =======    =======    =======    =======

     Average shares outstanding                752        750        760        770
                                           =======    =======    =======    =======
     EPS - fully converted                 $ (0.06)   $ (0.09)   $ (0.15)   $  0.10
                                           =======    =======    =======    =======

-----------------

a Cable network guidance reflects anticipated slower advertising growth in the overall market. To be conservative, the revenue guidance for USA Network takes into consideration this market condition.

b HSN's international operations have been classified into Electronic Retailing -- Germany, and Electronic Retailing -- Other
         International, the latter of which reflects current emerging services and HSN's international corporate overhead. Guidance reflects only current operating services and does not reflect anticipated new market expansion.

c Teleservices guidance reflects Precision Responses's loss of Priceline's Webhouse business, which is ceasing operations.

d Broadcasting guidance reflects the anticipated station rollout schedule.

e Filmed Entertainment is classified as an emerging business because of the start-up nature of USA Films' operations. The guidance also reflects the estimated impact from new film accounting regulations effective in 2001.

f For these purposes, Online City Guides and Related revenue for 2002 reflects the consensus estimate by Ticketmaster Online-Citysearch analysts. Online city guides and related EBITDA for all periods presented includes all corporate overhead costs for Tickemaster Online-Citysearch.

g SCI FI guidance for Q4 reflects substantial marketing expense in connection with the mini-series event, DUNE.

         IMPORTANT:

         This guidance reflects estimates that USAi is comfortable releasing to analysts and the public, and contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include the information relating to possible or assumed future results of operations of USAi. This guidance reflects the current views of USAi with respect to future events. The following important factors, in addition to those described in USAi's filings with the Securities and Exchange Commission, could affect the future results of USAi, and could cause those results to differ materially from those expressed in the forward-looking statements: material adverse changes in economic conditions in the markets served by our businesses; future regulatory actions and conditions in our businesses' operating areas; competition from others; successful integration of our divisions, including recently acquired businesses; product demand and market acceptance; the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms; and obtaining and retaining key executives and employees. These forward-looking statements are made as of the date hereof and USAi undertakes no obligation to update or revise them, whether as a result of new information, future events or any other reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future.